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                                                                   EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 29, 2001 included in NEON Communications, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


                                                 /s/ ARTHUR ANDERSEN LLP
                                                 ------------------------------

Boston, Massachusetts
September 21, 2001